UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2026

OXFORD SQUARE CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	814-00638	20-0188736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of principal executive offices and zip code)

(203) 983-5275

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OXSQ	NASDAQ Global Select Market LLC
5.50% Notes due 2028	OXSQG	NASDAQ Global Select Market LLC
7.75% Notes due 2030	OXSQH	NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 30, 2026, Oxford Square Capital Corp. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2026. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information set forth under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth under this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 28, 2026, the Company adopted its Fifth Amended and Restated Bylaws to amend Section 11 to establish minimum ownership and holding-period requirements for stockholders seeking to propose business, other than nominations of individuals for election to the Board of Directors, at an annual meeting of stockholders. Under Section 11, as amended, stockholders of record proposing such business must, individually or in the aggregate, have continuously held shares entitled to vote on the proposal having a market value of at least $1,000,000 or representing at least 3% of such shares entitled to vote on the proposal, in either case for at least six months before the date of the annual meeting. Such stockholders must also continuously hold those shares from the date of their notice of the proposed business through the annual meeting, including any adjournment or postponement thereof.

The foregoing description is qualified in its entirety by reference to the Fifth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 30, 2026, the Company issued a press release, included herewith as Exhibit 99.1, announcing the declaration of distributions for the months ending January 31, 2027, February 28, 2027, and March 31, 2027. Additionally, on October 30, 2026, the Company made available on its website, www.oxfordsquarecapital.com, supplemental investor information with respect to the aforementioned earnings press release.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Fifth Amended and Restated Bylaws
99.1	Press release dated October 30, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2026	OXFORD SQUARE CAPITAL CORP.

	By:	/s/ Saul B. Rosenthal
Saul B. Rosenthal
President

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